                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 1996
                                                 ----------------

                      BANKERS TRUST NEW YORK CORPORATION
         ------------------------------------------------------------

            (Exact name of registrant as specified in its charter)

                                   NEW YORK
         ------------------------------------------------------------
                (State or other jurisdiction of incorporation)


               1-5920                                       13-6180473
------------------------------------              ----------------------------
     (Commission file number)                   IRS employer identification no.)

               280 PARK AVENUE, NEW YORK NEW YORK          10017
----------------------------------------------------------------

        (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code   (212) 250-2500
                                                            --------------

ITEM 5. OTHER EVENTS

            On January 11, 1996, Bankers Trust New York Corporation issued a press release announcing that Richard H. Daniel will join Bankers Trust New York Corporation and Bankers Trust Company as chief financial officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

            99.1 Press Release of Bankers Trust New York Corporation, dated January 11, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BANKERS TRUST NEW YORK CORPORATION


                                          By /s/ Gordon S. Calder, Jr.
                                             -----------------------------------
                                                 Gordon S. Calder, Jr.
                                                 Assistant Secretary

date: January 11, 1996

                               INDEX TO EXHIBITS

     99.1 Press release of Bankers Trust New York Corporation, dated January 11, 1996.